                                                                    Exhibit 24.1




                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, and Charles F. Hays, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1997, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1998



                                          /s/ Robert Newhouse
                                          --------------------------
                                              Robert J. Newhouse,Jr.

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, and Charles F. Hays, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1997, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1998



                                          /s/ Frank Borelli
                                          --------------------
                                              Frank J. Borelli

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, and Charles F. Hays, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1997, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1998



                                          /s/ Brian Corby
                                          -------------------
                                              Sir Brian Corby

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, and Charles F. Hays, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1997, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1998



                                          /s/ Geoffrey Elliott
                                          --------------------
                                              Geoffrey Elliott

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, and Charles F. Hays, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1997, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1998



                                          /s/ Michael Esposito
                                          ----------------------------
                                              Michael P. Esposito, Jr.

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, and Charles F. Hays, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1997, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1998



                                          /s/ Robert Glauber
                                          ---------------------
                                              Robert R. Glauber

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, and Charles F. Hays, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1997, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1998



                                          /s/ Henry Harder
                                          -------------------
                                              Henry U. Harder

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, and Charles F. Hays, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1997, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1998



                                          /s/ Paul Jeanbart
                                          -----------------
                                              Paul Jeanbart

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, and Charles F. Hays, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1997, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1998



                                          /s/ Roberto Mendoza
                                          -------------------
                                              Roberto Mendoza

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, and Charles F. Hays, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1997, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1998



                                          /s/ Brian O'Hara
                                          ----------------
                                              Brian O'Hara

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, and Charles F. Hays, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1997, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1998



                                          /s/ John Pasquesi
                                          -----------------
                                              John Pasquesi

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, and Charles F. Hays, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1997, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1998



                                          /s/ Henry Peters
                                          -------------------
                                              Henry H. Peters

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, and Charles F. Hays, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1997, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1998



                                          /s/Jeffrey Tabak
                                          -------------------
                                             Jeffrey S. Tabak

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of Mid Ocean Limited, a Cayman Islands company, does hereby constitute and appoint Robert J. Newhouse, Jr., Michael A. Butt, and Charles F. Hays, and each of them acting singly, a true and lawful attorney in his name, place, and stead, in any and all capacities, to sign his or her name to the Annual Report of Mid Ocean Limited on Form 10-K for the year ended October 31, 1997, under the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto, and to cause the same to filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1998



                                          /s/ Frank Tasco
                                          ------------------
                                              Frank J. Tasco